Semiannual Report

International
Growth &
Income Fund

April 30, 2002


T. Rowe Price



REPORT HIGHLIGHTS
--------------------------------------------------------------------------------

International Growth & Income Fund

o The fund posted a double-digit gain in the six months ended April 30, its best semiannual performance since its late-1998 inception.

o Your fund handily outpaced the MSCI EAFE Index and the Lipper International Funds Average in both 6- and 12-month comparisons.

o Our focus on value-oriented sectors, including finance and consumer discretionary products, and an underweighting in tech, media, and telecom, aided performance versus the benchmarks.

o The fund offers investors an oppor-tunity to diversify their international portfolios with less risk than an exclusively growth-oriented portfolio.


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Fellow Shareholders

The six-month period ended April 30, 2002, was a refreshing reprieve for investors in international markets and a stark reversal from the difficult equity-market performance of the prior six months. In the November-through-April span, developed stock markets regained much of the losses that occurred immediately following the September terrorist attacks. Your fund's largest industry holdings-in the financials and consumer discretionary sectors-were significantly less volatile than the broad market and in general held up well. Our continued focus on value and companies with earnings that should benefit from an economic recovery helped us post a double-digit gain in the last six months and only modest losses compared with the benchmarks over the last 12 months.


Performance Comparison
--------------------------------------------------------------------------------


Periods Ended 4/30/02                             6 Months            12 Months
--------------------------------------------------------------------------------

International Growth & Income Fund                   10.34%              -6.65%

MSCI EAFE Index                                       5.66               -13.62

Lipper International
Funds Average                                         7.10               -12.91


The International Growth & Income Fund rallied 10.34% in the six months ended April 30, 2002, the first half of its fiscal year. Both 6- and 12-month results surpassed the performance of our benchmarks. Conservative stock selection and our focus on companies that sell at below-average valuations-based on factors including earnings, dividend-generating ability, and company assets-worked well in the November-through-April period. The conservative focus also steered us away from tech, media, and telecom (TMT) holdings, which have struggled mightily since early 2000. Largely because of the consistent value emphasis, our largest industry holdings were generally less volatile than the broad market and growth-oriented sectors.


MARKET AND CURRENCY REVIEW

Most developed overseas markets posted positive returns in the latest six-month period as investors embraced the notion that the global recession had run its course. Export-driven markets were prime beneficiaries of the improving economic backdrop. Both Mexico and Hong Kong surged more than 25% in the last six months. Some data show that even Japan, which has marched to a different and more subdued drummer for the last decade, is showing signs of economic recovery. Although currency exchange was a slight detractor to Mexican stock market performance for U.S. investors, most foreign currencies were relatively stable versus the dollar. The largest significant exception was the Japanese yen, which retreated 4.67%. However, most of the portfolio's gain over the last six months came from stock appreciation rather than exchange rate fluctuation.


Market Performance
--------------------------------------------------------------------------------

Six Months                   Local            Local Currency              U.S.
Ended 4/30/02             Currency           vs. U.S. Dollars          Dollars
--------------------------------------------------------------------------------
France                       4.04%                      0.04%            4.09%
Germany                     10.76                       0.04            10.81
Hong Kong                   25.83                       0.01            25.84
Italy                        6.36                       0.04             6.41
Japan                        6.32                      -4.67             1.35
Mexico                      31.10                      -1.31            29.38
Netherlands                 11.77                       0.04            11.82
Norway                      13.56                       5.66            19.99
Sweden                      -1.02                       3.50             2.45
Switzerland                 10.10                       0.79            10.97
United Kingdom               4.44                       0.21             4.66

Source: RIMES Online, using MSCI indices.


It appears that the world's economies bottomed out in the third quarter, following the sharp post-September 11 market sell-off. Nonetheless, despite aggressive interest rate cutting by policy makers around the globe, economists continue to debate the breadth of the economic recovery. We believe the technology and telecom decline that began in early 2000 may still have further to unwind and question whether first-quarter gains were the result of inventory restocking or the beginning of a sustained economic upturn.


PORTFOLIO REVIEW

The key driver in your fund's strong performance was our focus on companies with relatively stable earnings and attractive fundamental valuations. At the end of April, Europe represented 71% of net assets, up from 70% six months ago. Our largest single country weighting in the region was the U.K., which represents 23% of net assets, relatively unchanged from six months ago. Exposure to Japan fell to 13% from 15%. Holdings in the Far East dipped to 7% and Latin American stocks rose to 3%, both very small shifts. To a large extent, stocks and sectors with above-average earnings predictability succeeded, while those with the potential for shortfalls were punished.


Geographic Diversification
--------------------------------------------------------------------------------

Europe               71%
Japan                13
Far East              7
Latin America         3
Other and Reserves    6


As has been the case for better than two years, value continued to outperform growth stocks across all market caps and virtually worldwide. The sectors that held up well for us included industrials and business services, energy, and materials. Our relatively low exposure to telecommunications services and information technology stocks aided absolute and relative performance while limiting day-to-day share price volatility.


Europe
The bulk of your portfolio is invested in Europe because we are attracted to the region's superior business climate and have been able to identify more companies that fit our investment criteria. The European economic environment continued to be more stable than most other regions around the globe. Value stocks outperformed their growth counterparts, and leadership rotated from materials, autos, and capital goods to sectors that are historically defensive, including food and beverage manufacturers, financials, retailers, and real estate. In most countries across the region, investors focused on sectors with stable short-term earnings prospects, avoiding segments where the immediate outlook is less secure, such as telecommunications, technology, and media. As shown in the table below, we made only modest adjustments to our already defensively oriented industry allocations.


European Holdings Breakdown
--------------------------------------------------------------------------------

United Kingdom        23%
France                12
Germany                9
Netherlands            7
Switzerland            5
Italy                  4
Spain                  4
Other                  7


Financial stocks declined as a percentage of the overall portfolio to 22.8% in April from 28.7% a year ago and 25.4% in October last year. While the position has been trimmed somewhat over the last 12 months, banks, insurers, and diversified financial companies still represent substantial weightings in the portfolio.


Industry Diversification
--------------------------------------------------------------------------------


                                                     Percent of Net Assets
                                                  10/31/01              4/30/02
--------------------------------------------------------------------------------

Financials                                            25.4%                22.8

Consumer Discretionary                                12.9                 13.1

Industrials and Business Services                     10.7                 10.4

Energy                                                 8.8                  9.6

Materials                                              8.9                  9.5

Consumer Staples                                       8.1                  9.5

Utilities                                              6.6                  7.0

Health Care                                            7.1                  6.1

Information Technology                                 3.1                  3.6

Telecommunications Services                            4.2                  2.6

Reserves                                               4.2                  5.8
--------------------------------------------------------------------------------
Total                                                100.0%               100.0%


Financials have been one of the portfolio's better-performing sectors over the last six months, despite investor concerns about the banking industry's debt levels and potential write-offs. As the market factored in steady bad-debt charges, valuations in this classic value sector appeared increasingly attractive, with many European banks trading down to 11 to13 times earnings. Historically, we have been attracted to the financial sector because of its low valuations, solid fundamentals, and above-average dividend payout. That value orientation played out for a pair of European banks: Societe Generale and Svenska Handelsbanken were among our top contributors in the last six months. The portfolio's European insurance holdings did not fare as well, and during the period we trimmed our stake in Swiss Re.

Information technology and telecommunications services were among the fund's worst-performing European sectors since October and have been under intense pressure for much of the past two years. Fortunately, the portfolio's overall exposure to TMT was modest and slightly positive for the period because we owned several of the more conservative names. Nevertheless, losses in U.K.-based Vodafone and Sweden's LM Ericsson could only be rivaled by losses in French media holding Vivendi Universal, which rounded out the portfolio's three worst performers for the past six months.

U.K. holdings BP and Shell Transport & Trading/Royal Dutch Petroleum, and TotalFinaElf in France, ended the period among the fund's largest stock holdings and the major components of our 9% energy weighting. Although these seasoned global market leaders have generated mixed results for the last six months, they performed in line with the EAFE and epitomize the portfolio's emphasis on owning stable, dividend-paying, fundamentally sound companies.


Japan and the Far East
Japanese securities ebbed to 13% of net assets from 15% of net assets last October. Solid stock selection in the consumer discretionary and technology sectors was almost completely offset by weakness in the financial sector. Over the period, your fund's stake in the Far East outside of Japan also modestly declined to 7% of assets. In the Pacific ex-Japan region, materials and financials sectors, represented by Normandy Mining Limited (recently acquired by Newmont Mining) and Australia & New Zealand Banking, respectively, generated exceptional performance against a backdrop of solidly higher Asian markets.

Macroeconomic concerns, a debt-heavy banking system, and apparent lack of interest in reform measures underlay our decision to have limited exposure to Japan relative to the size of its stock market. Automotive manufacturer Honda Motor performed well and is the only Japanese security among the fund's 25 largest holdings. Honda benefited from the resilience of U.S. consumer spending. Other consumer discretionary sector holdings that outperformed included consumer electronics giant Sony and a recently established position in Toyota Motor. The largest detractors in Japan were from the financial industry: banks Sumimoto Mitsui Banking and Mizuho Holdings and insurer Mitsui Sumitomo Insurance were also among the fund's 10 largest performance detractors.


Latin America Despite growing signs of economic weakness in the largest markets, and political and economic collapse in Argentina and Venezuela, Latin American stocks rebounded sharply over the past six months from the lows following the September 11 terrorist attacks. Latin American markets benefited from indications of renewed growth in the U.S., rising oil prices, and the conviction that even significant problems in some countries would not spill over to the rest of the region. Mexico represents about half of our exposure in Latin America and is the home of two of our favorite stocks that posted significant gains for the last six months: Cemex, the region's leading concrete producer and construction concern, and Femsa, a brewer and soft drink bottler. Both benefited as investors shifted their preference in the region toward defensive and cyclically oriented concerns.


OUTLOOK

The International Growth & Income Fund intends to continue to focus on conservative investments located primarily in developed markets. We expect a moderate economic recovery in the U.S. and Europe in 2002. We believe our strategy of owning established, well-managed businesses that trade at below-average valuations is sound. As always, we will broadly diversify our holdings across many markets, sectors, and securities. Because of the value orientation, the fund offers investors a vehicle to diversify their portfolios abroad with a somewhat lower risk profile than that of an exclusively growth-oriented fund.

We remain confident that our steady investment approach will benefit investors who maintain their long-term investment strategy in the months and years ahead.


Respectfully submitted,

John R. Ford
President, T. Rowe Price International Funds, Inc.

May 24, 2002



T. Rowe Price International Growth & Income Fund
--------------------------------------------------------------------------------


Portfolio Highlights
--------------------------------------------------------------------------------


TWENTY-FIVE LARGEST HOLDINGS

                                                           Percent of
                                                           Net Assets
                                                              4/30/02
--------------------------------------------------------------------------------
BP, United Kingdom                                                2.3%
TotalFinaElf, France                                              1.6
Shell Transport & Trading/Royal Dutch Petroleum,
  United Kingdom/Netherlands                                      1.5
GlaxoSmithKline, United Kingdom                                   1.2
Aventis, France                                                   1.1
--------------------------------------------------------------------------------
AstraZeneca, United Kingdom                                       1.0
Societe Generale, France                                          1.0
Grupo Dragados, Spain                                             1.0
HSBC, United Kingdom                                              1.0
Altana, Germany                                                   1.0
--------------------------------------------------------------------------------
Schindler, Switzerland                                            1.0
Svenska Handelsbanken, Sweden                                     1.0
ENI SPA, Italy                                                    1.0
Associated British Foods, United Kingdom                          0.9
Parmalat Finanziaria, Italy                                       0.9
--------------------------------------------------------------------------------
Powergen, United Kingdom                                          0.9
Honda Motor, Japan                                                0.9
E.On, Germany                                                     0.9
Akzo Nobel, Netherlands                                           0.9
Electrolux, Sweden                                                0.9
--------------------------------------------------------------------------------
Norsk Hydro, Norway                                               0.8
BG Group, United Kingdom                                          0.8
ING Groep, Netherlands                                            0.8
HBOS, United Kingdom                                              0.8
Suez, France                                                      0.8
--------------------------------------------------------------------------------
Total                                                            26.0%


Note: Table excludes investments in T. Rowe Price Reserve Investment Fund.



T. Rowe Price International Growth & Income Fund
--------------------------------------------------------------------------------


Performance Comparison
--------------------------------------------------------------------------------


This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.


INTERNATIONAL GROWTH & INCOME FUND
--------------------------------------------------------------------------------


                                                     International
                           MSCI                      Growth &
                           EAFE                      Income
                           Index*                    Fund
--------------------------------------------------------------------------------

12/21/98                   10.000                    10.000
4/30/99                    10.560                    10.750
4/00                       12.056                    11.407
4/01                       10.121                    10.814
4/30/02                     8.742                    10.096

*From 12/31/98



Average Annual Compound Total Return
--------------------------------------------------------------------------------


This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.


Periods Ended                                           Since    Inception
4/30/02                      1 Year     3 Years     Inception        Date
--------------------------------------------------------------------------------

International Growth &
Income Fund                  -6.65%      -2.07%         0.28%    12/21/98


Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase. Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares.



T. Rowe Price International Growth & Income Fund
--------------------------------------------------------------------------------
Unaudited


Financial Highlights              For a share outstanding throughout each period
--------------------------------------------------------------------------------


                         6 Months            Year        12/21/98
                            Ended           Ended         Through
                          4/30/02         10/31/01       10/31/00     10/31/99

NET ASSET VALUE

Beginning of
period                   $    8.19       $  10.75       $   11.00     $  10.00

Investment activities

  Net investment
  income (loss)               0.03*          0.11*           0.14*        0.16*

  Net realized
  and unrealized
  gain (loss)                 0.81          (1.90)           0.03**       0.84

  Total from
  investment
  activities                  0.84          (1.79)           0.17         1.00


Distributions

  Net investment
  income                     (0.10)         (0.13)          (0.19)          --

  Net realized
  gain                          --          (0.64)          (0.23)          --

  Total distributions        (0.10)         (0.77)          (0.42)          --


NET ASSET VALUE

End of period            $    8.93       $   8.19       $   10.75     $  11.00
                         -------------------------------------------------------


Ratios/Supplemental Data

Total return
(diamond)                   10.34%*       (17.99)%*         1.43%*      10.00%*

Ratio of total
expenses to
average net assets           1.25%!*        1.25%*          1.25%*       1.25%!*

Ratio of net
investment income
(loss) to average
net assets                   0.84%!*        1.24%*          1.24%*       1.87%!*

Portfolio turnover
rate                         19.3%!          8.5%           32.2%        35.8%!

Net assets,
end of period
(in thousands)           $  11,233       $  8,500       $  10,118     $  9,776


(diamond)  Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.

        !  Annualized

        * Excludes expenses in excess of a 1.25% voluntary expense limitation in effect through 10/31/02.

      ** The amount presented is calculated pursuant to a methodology prescribed by the Securities and Exchange Commission for a share outstanding throughout the period. This amount is inconsistent with the fund's aggregate gains and losses because of the timing of sales and redemptions of fund shares in relation to fluctuating market values for the investment portfolio.


The accompanying notes are an integral part of these financial statements.



T. Rowe Price International Growth & Income Fund
--------------------------------------------------------------------------------
Unaudited                                                         April 30, 2002


Portfolio of Investments                            Shares                Value
--------------------------------------------------------------------------------
                                                                    In thousands

ARGENTINA  0.0%

Common Stocks  0.0%

Grupo Financiero Galicia ADR (USD) *                   924      $             1

Total Argentina (Cost $15)                                                    1


AUSTRALIA  3.0%

Common Stocks  3.0%

Australia & New Zealand Banking                      5,900                   60

Coles Myer                                           7,500                   31

Lion Nathan (NZD)                                    6,400                   16

Nufarm                                              10,000                   20

Publishing & Broadcasting                            5,800                   28

Rio Tinto                                            2,000                   39

Santos                                              16,400                   52

Westfield Trust                                     28,700                   52

Westpac Banking                                      3,800                   33

Total Australia (Cost $313)                                                 331


AUSTRIA  0.8%

Common Stocks  0.8%

Brau-Union                                           1,300                   71

EVN                                                    600                   24

Total Austria (Cost $89)                                                     95


BELGIUM  1.8%

Common Stocks  1.8%

Dexia                                                4,900                   81

Electrabel                                             230                   51

Solvay                                               1,100                   73

Total Belgium (Cost $219)                                                   205


BRAZIL  0.9%

Common Stocks  0.9%

Companhia Vale do Rio Doce ADR
  (1 ADR represents 1 preferred A share) (USD)       1,300                   35

Petroleo Brasileiro (Petrobras) ADR (USD)            2,600                   61

Tele Norte Leste Participacoes ADR (USD)                35      $             1

Telebras ADR (USD)                                     300                    9

Total Brazil (Cost $104)                                                    106


CHILE  0.2%

Common Stocks  0.2%

Banco Santiago ADR (USD)                             1,000                   19

Enersis ADR (USD) *                                    902                    8

Total Chile (Cost $38)                                                       27


DENMARK  0.7%

Common Stocks  0.7%

Danisco                                              1,640                   57

TDC A/S                                                600                   17

Total Denmark (Cost $105)                                                    74


FINLAND  1.0%

Common Stocks  1.0%

Kesko                                                6,550                   59

Stora Enso (SEK)                                     4,000                   51

Total Finland (Cost $144)                                                   110


FRANCE  11.5%

Common Stocks  11.5%

Accor                                                1,800                   73

Assurances Generales de France                       1,540                   78

Aventis                                              1,792                  127

AXA ADR (USD)                                        2,000                   43

BNP Paribas                                          1,400                   73

Compagnie de Saint-Gobain                              310                   53

France Telecom ADR (USD)                               500                   12

Fromageries Bel                                        200                   20

Groupe Danone                                          600                   79

LVMH                                                   400                   21

Pechiney                                             1,300                   63

Pernod-Ricard                                          600                   55

Renault                                              1,000                   46

Schneider Electric                                     700      $            34

Societe Generale                                     1,700                  116

Suez                                                 3,000                   89

Technip                                                460                   65

TotalFinaElf (Class B)                                 799                  121

TotalFinaElf ADR (USD)                                 800                   61

Valeo                                                  600                   26

Vivendi Universal                                    1,000                   32

Total France (Cost $1,299)                                                1,287


GERMANY  8.9%

Common Stocks  8.9%

Allianz                                                300                   71

Altana                                               2,016                  114

AMB                                                    700                   78

AXA Colonia Konzern                                    420                   29

B.U.S. Berzelius Umwelt-Service                      2,000                   11

BASF *(miscelleanous footnote symbol)                1,010                   43

Bayer (miscelleanous footnote symbol)                1,300                   43

Bayerische Hypo-und Vereinsbank                        500                   18

DaimlerChrysler ADR (USD)                            1,600                   73

Deutsche Bank (miscelleanous footnote symbol)        1,310                   87

Deutsche Lufthansa                                   1,210                   19

Deutsche Telekom ADR (USD)                           1,300                   17

Dresdner Bank                                        1,140                   53

E.On                                                 1,900                   99

Epcos *                                                500                   20

Heidelberger Zement                                    600                   30

Linde                                                1,500                   73

MAN (miscelleanous footnote symbol)                  1,600                   38

RWE                                                  1,200                   45

Siemens                                                599                   36

Total Germany (Cost $1,090)                                                 997


HONG KONG  2.6%

Common Stocks  2.6%

Cheung Kong Holdings                                 6,000                   57

Hang Seng Bank                                       4,000      $            46

Hong Kong Electric                                  21,000                   80

Hutchison Whampoa                                    8,800                   77

Yue Yuen Industrial                                 13,000                   35

Total Hong Kong (Cost $223)                                                 295


ITALY  3.8%

Common Stocks  3.8%

Assicurazioni Generali                               2,146                   52

Benetton                                             2,620                   37

ENI SPA ADR (USD)                                    1,400                  107

Intesa BCI *                                         8,555                   28

Parmalat Finanziaria                                29,480                  103

San Paolo IMI                                        3,206                   36

San Paolo IMI ADR (USD)                              1,400                   31

Seat Pagine Gialle *                                   229                    0

Telecom Italia (Ordinary shares)                     4,100                   33

Total Italy (Cost $449)                                                     427


JAPAN  13.3%

Common Stocks  13.3%

Canon                                                2,000                   77

Dai Nippon Printing                                  4,000                   50

Denso                                                2,000                   32

Hitachi ADR (USD)                                      800                   60

Honda Motor ADR (USD)                                4,400                  100

JUSCO                                                3,000                   78

Kao                                                  1,000                   20

Kuraray                                              8,000                   52

Kyocera                                                600                   41

Makita (miscelleanous footnote symbol)               4,000                   26

Marui                                                3,000                   37

Matsushita Electric Industrial                       3,000                   40

Mitsubishi                                           6,000                   45

Mitsui                                               5,000                   32

Mitsui Sumitomo Insurance                           11,000                   54

Mizuho Holdings                                         15                   31

NEC                                                  5,000                   39

Nippon Express                                      10,000      $            43

Nomura Securities                                    3,000                   42

Sekisui House                                        6,000                   41

Sony ADR (USD)                                       1,400                   76

Sumitomo                                             8,000                   49

Sumitomo Chemicals                                  14,000                   59

Sumitomo Mitsui Bank                                 7,000                   31

Takeda Chemical Industries                           1,000                   44

TDK ADR (USD)                                          500                   28

Terumo                                               3,000                   44

Tokyo Electric Power                                 3,000                   55

Toshiba *                                           12,000                   56

Toyota Motor                                         2,000                   54

Yamanouchi Pharmaceutical                            2,000                   55

Total Japan (Cost $1,998)                                                 1,491


MEXICO  1.4%

Common Stocks  1.4%

America Movil (Series L) ADR (USD)                     600                   11

Cemex, Participating Certificates
  (Represents 2 Series A and
  1 Series B shares)                                 6,575                   42

Femsa, UBD Units (Represents 1 Series B and
4 Series D shares)                                   8,000                   39

Kimberly-Clark de Mexico (Series A)                  7,000                   22

Telmex (Series L) ADR (USD)                          1,200                   45

Total Mexico (Cost $113)                                                    159


NETHERLANDS  6.5%

Common Stocks  6.5%

ABN Amro ADR (USD)                                   2,900                   58

Akzo Nobel                                           2,300                   99

CSM                                                  2,200                   49

DSM                                                  1,900                   85

Fortis *                                             1,700                   39

Hagemeyer                                            3,200                   63

ING Groep                                            3,500                   92

OCE                                                  1,300                   16

Philips Electronics ADR (USD)                        1,964                   61

Royal Dutch Petroleum ADR (USD)                        800                   42

Telegraaf                                            3,000      $            62

Vendex KBB                                           4,500                   61

Total Netherlands (Cost $844)                                               727


NORWAY  1.8%

Common Stocks  1.8%

Norsk Hydro                                          1,900                   94

Orkla (Class A)                                      4,685                   85

Storebrand ASA *(miscelleanous
footnote symbol)                                     4,900                   28

Total Norway (Cost $178)                                                    207


SINGAPORE  1.5%

Common Stocks  1.5%

DBS                                                  5,815                   45

Singapore Airlines                                   5,000                   39

Singapore Land                                      16,000                   31

United Overseas Bank                                 6,336                   50

Total Singapore (Cost $153)                                                 165


SOUTH AFRICA  0.4%

Common Stocks  0.4%

AngloGold                                              838                   45

Total South Africa (Cost $33)                                                45


SPAIN  3.6%

Common Stocks  3.6%

Banco Bilbao Vizcaya Argentaria                      5,000                   58

Banco Santander Central Hispanos ADR (USD)           4,000                   37

Endesa ADR (USD)                                     3,900                   59

Grupo Dragados                                       7,100                  116

Iberdrola                                            5,300                   73

Telefonica ADR (USD)                                 1,842                   60

Total Spain (Cost $443)                                                     403


SWEDEN  2.9%

Common Stocks  2.9%

Autoliv                                              1,500                   33

Electrolux (Class B) (miscelleanous
footnote symbol)                                     5,800      $            96

LM Ericsson (Class B) ADR (USD) *                   12,700                   32

Nordea                                              10,163                   58

Svenska Handelsbanken (Class A)                      7,300                  110

Total Sweden (Cost $373)                                                    329


SWITZERLAND  4.7%

Common Stocks  4.7%

ABB *                                                4,536                   41

Clariant (miscelleanous footnote symbol)             1,250                   30

Credit Suisse *                                      1,000                   36

Hero                                                   500                   57

Holcim                                                 350                   81

Schindler                                               59                  114

Swiss Re                                               600                   60

Syngenta ADR (USD)                                     124                    1

UBS *                                                1,560                   75

Vontobel                                             1,500                   33

Total Switzerland (Cost $614)                                               528


UNITED KINGDOM  22.5%

Common Stocks  22.5%

Abbey National                                       3,100                   49

Associated British Foods                            12,108                  106

AstraZeneca                                          1,508                   71

AstraZeneca ADR (USD)                                1,000                   47

Barclays                                             7,968                   70

Bass                                                 4,200                   46

BG Group                                            20,844                   93

Billiton                                            10,000                   53

BP ADR (USD)                                         5,000                  254

Brambles Industries                                  3,700                   18

British Aerospace                                   10,000                   51

BT ADR (USD) *                                         900                   34

Cadbury Schweppes ADR (USD)                          2,100                   65

Corus *                                             50,000                   57

Diageo ADR (USD)                                     1,500                   79

FKI                                                 20,000      $            49

GKN                                                  3,700                   17

GlaxoSmithKline ADR (USD)                            2,800                  135

HBOS                                                 7,500                   91

Hilton                                               8,000                   30

HSBC                                                 9,700                  114

Imperial Chemical ADR (USD)                          2,500                   48

Kingfisher                                           7,272                   41

Lattice                                              6,044                   16

Marks & Spencer Group                               13,033                   75

Pearson                                              2,500                   30

Powergen                                             9,000                  101

Railtrack                                            2,500                    8

Reed Elsevier                                        6,300                   62

Rolls Royce (miscelleanous footnote symbol)         18,000                   50

Royal & Sun Alliance                                11,981                   53

Shell Transport & Trading ADR (USD)                  3,000                  129

Slough Estates                                      14,500                   88

Spirent                                             25,000                   36

Tesco                                               19,300                   74

Tomkins ADR (USD)                                    3,500                   54

United Utilities                                     8,900                   85

Vodafone ADR (USD)                                   3,000                   49

Total United Kingdom (Cost $2,725)                                        2,528


UNITED STATES  0.4%

Common Stocks  0.4%

Pharmacia                                            1,190                   49

Total United States (Cost $58)                                               49


SHORT-TERM INVESTMENTS  4.0%

Money Market Funds  4.0%

T. Rowe Price Reserve
Investment Fund, 2.07% #                           445,284                  445

Total Short-Term
Investments (Cost $445)                                                     445

Total Investments
in Securities
98.2% of Net
Assets (Cost $12,065)                                           $        11,031

Other Assets Less Liabilities                                               202

NET ASSETS                                                      $        11,233
                                                                ---------------

              #   Seven-day yield
              *   Non-income producing
 (miscelleanous
footnote symbol)  All or a portion of this security is on loan at April 30,
                  2002 - See Note 2
            ADR   American Depository Receipts
            NZD   New Zealand dollar
            SEK   Swedish krona
            USD   United States dollar


The accompanying notes are an integral part of these financial statements.



T. Rowe Price International Growth & Income Fund
--------------------------------------------------------------------------------
Unaudited                                                         April 30, 2002


Statement of Assets and Liabilities
--------------------------------------------------------------------------------
In thousands


Assets

Investments in securities,
at value (cost $12,065)                                    $   11,031

Other assets                                                    1,232

Total assets                                                   12,263


Liabilities

Total liabilities                                               1,030

NET ASSETS                                                 $   11,233
                                                           ----------


Net Assets Consist of:

Undistributed net investment
income (loss)                                              $       38

Undistributed net
realized gain (loss)                                             (251)

Net unrealized
gain (loss)                                                    (1,031)

Paid-in-capital applicable
to 1,258,170 shares of
$0.01 par value capital
stock outstanding;
2,000,000,000 shares of
the Corporation
authorized                                                     12,477


NET ASSETS                                                 $   11,233
                                                           ----------

NET ASSET VALUE PER SHARE                                  $     8.93
                                                           ----------


The accompanying notes are an integral part of these financial statements.



T. Rowe Price International Growth & Income Fund
--------------------------------------------------------------------------------
Unaudited


Statement of Operations
--------------------------------------------------------------------------------
In thousands


                                                             6 Months
                                                                Ended
                                                              4/30/02


Investment Income (Loss)

Income
  Dividend (net of foreign taxes of $12)                   $       96

  Interest                                                          7

  Total income                                                    103


Expenses

  Custody and accounting                                           66

  Shareholder servicing                                            20

  Prospectus and shareholder reports                               13

  Registration                                                     11

  Legal and audit                                                   8

  Directors                                                         3

  Proxy and annual meeting                                          1

  Miscellaneous                                                     2

  Reimbursed by manager                                           (62)

  Total expenses                                                   62

Net investment income (loss)                                       41


Realized and Unrealized Gain (Loss)

Net realized gain (loss)

  Securities                                                     (240)

  Foreign currency transactions                                    (7)

  Net realized gain (loss)                                       (247)


Change in net unrealized gain (loss)

  Securities                                                    1,255

  Other assets and
  liabilities denominated
  in foreign currencies                                             4

  Change in net
  unrealized
  gain (loss)                                                   1,259

  Net realized
  and unrealized
  gain (loss)                                                   1,012

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                                     $    1,053
                                                           ----------


The accompanying notes are an integral part of these financial statements.



T. Rowe Price International Growth & Income Fund
--------------------------------------------------------------------------------
Unaudited


Statement of Changes in Net Assets
--------------------------------------------------------------------------------
In thousands


                                                  6 Months                 Year
                                                     Ended                Ended
                                                   4/30/02             10/31/01

Increase (Decrease) in Net Assets

Operations

  Net investment
  income (loss)                            $            41      $           120

  Net realized
  gain (loss)                                         (247)                  (1)

  Change in net
  unrealized
  gain (loss)                                        1,259               (1,994)

  Increase (decrease)
  in net assets
  from operations                                    1,053               (1,875)

Distributions to shareholders

  Net investment income                               (109)                (126)

  Net realized gain                                     --                 (598)

  Decrease in net
  assets from
  distributions                                       (109)                (724)


Capital share transactions *

  Shares sold                                       11,115               13,892

  Distributions reinvested                              91                  679

  Shares redeemed                                   (9,417)             (13,590)

  Increase (decrease)
  in net assets from
  capital share
  transactions                                       1,789                  981


Net Assets
Increase (decrease)
during period                                        2,733               (1,618)

Beginning of period                                  8,500               10,118

End of period                              $        11,233      $         8,500
                                           -------------------------------------


*Share information

  Shares sold                                        1,332                1,488

  Distributions reinvested                              11                   67

  Shares redeemed                                   (1,123)              (1,458)

  Increase (decrease)
  in shares outstanding                                220                   97


The accompanying notes are an integral part of these financial statements.



T. Rowe Price International Growth & Income Fund
--------------------------------------------------------------------------------
Unaudited                                                         April 30, 2002


Notes to Financial Statements
--------------------------------------------------------------------------------


NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

     T. Rowe Price International Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940. The International Growth & Income Fund (the fund), a diversified, open-end management investment company, is one of the portfolios established by the corporation and commenced operations on December 21, 1998. The fund seeks long-term growth of capital and reasonable income through investments primarily in the common stocks of well-established, dividend-paying, non-U.S. companies.

     The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates made by fund management.

     Valuation Equity securities are valued at the last quoted sale price, or official closing price for certain markets, at the time the valuations are made. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security.

     Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation.

     Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

     Currency Translation Assets and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and ask prices of such currencies against U.S. dollars quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains and losses is reflected as a component of such gains and losses.

     Other Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Dividend income and distributions to shareholders are recorded by the fund on the ex-dividend date. Credits earned on daily uninvested cash balances at the custodian are used to reduce the fund's custody charges.


NOTE 2 - INVESTMENT TRANSACTIONS

     Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund's prospectus and Statement of Additional Information.

     Securities Lending The fund lends its securities to approved brokers to earn additional income. It receives as collateral cash and U.S. government securities valued at 102% to 105% of the value of the securities on loan. Cash collateral is invested in a money market pooled account by the fund's lending agent. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the fund the next business day. Although risk is mitigated by the collateral, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities. At April 30, 2002, the value of loaned securities was $394,000; aggregate collateral consisted of $409,000 in the securities lending collateral pool.

     Other Purchases and sales of portfolio securities, other than short-term securities, aggregated $2,315,000 and $887,000, respectively, for the six months ended April 30, 2002.


NOTE 3 - FEDERAL INCOME TAXES

     No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute to shareholders all of its taxable income and capital gains. Income and capital gain distributions determined in accordance with federal income tax regulations differ from net investment income and realized gains recognized for financial reporting purposes and, accordingly, the character of distributions and composition of net assets for tax purposes differ from those reflected in the accompanying financial statements.

     The fund intends to retain realized gains that may be offset by available capital loss carryforwards for tax purposes. As of October 31, 2001, the fund's most recent tax year-end, the fund had $1,000 of capital loss carryforwards available to offset future realized gains all of which expire in 2009.

     At April 30, 2002, the cost of investments for federal income tax purposes was substantially the same as for financial reporting and totaled $12,065,000. Net unrealized loss aggregated $1,034,000 at period-end, of which $894,000 related to appreciated investments and $1,928,000 related to depreciated investments.


NOTE 4 - FOREIGN TAXES

     The fund is subject to foreign income taxes imposed by certain countries in which it invests. Foreign income taxes are accrued by the fund as a reduction of income.


NOTE 5 - RELATED PARTY TRANSACTIONS

     The fund is managed by T. Rowe Price International, Inc. (the manager), a wholly owned subsidiary of T. Rowe Price Associates, Inc. (Price Associates), which is wholly owned by T. Rowe Price Group. The investment management agreement between the fund and the manager provides for an annual investment management fee, computed daily and paid monthly, consisting of an individual fund fee equal to 0.35% of average daily net assets and a group fee. The group fee is based on the combined assets of certain mutual funds sponsored by Price Associates (the group). The group fee rate ranges from 0.48% for the first $1 billion of assets to 0.295% for assets in excess of $120 billion. At April 30, 2002, and for the six months then ended, the effective annual group fee rate was 0.32%. The fund pays a pro-rata share of the group fee based on the ratio of its net assets to those of the group.

     Under the terms of the investment management agreement, the manager is required to bear any expenses, excluding interest, taxes, brokerage commissions, and extraordinary expenses, through October 31, 2002, which would cause the fund's ratio of total expenses to average net assets to exceed 1.25%. Thereafter, through October 31, 2004, the fund is required to reimburse the manager for these expenses, provided that average net assets have grown or expenses have declined sufficiently to allow reimbursement without causing the fund's ratio of total expenses to average net assets to exceed 1.25%. Pursuant to this agreement, $33,000 of management fees were not accrued by the fund for the six months ended April 30, 2002, and $63,000 of other fund expenses were borne by the manager. At April 30, 2002, unaccrued fees and other expenses in the amount of $361,000 remain subject to reimbursement by the fund through October 31, 2002, and $268,000 through October 31, 2004.

     In addition, the fund has entered into agreements with Price Associates and two wholly owned subsidiaries of Price Associates, pursuant to which the fund receives certain other services. Price Associates computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc. is the fund's transfer and dividend disbursing agent and provides shareholder and administrative services to the fund. T. Rowe Price Retirement Plan Services, Inc. provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. Expenses incurred pursuant to these related party agreements totaled approximately $68,000 for the six months ended April 30, 2002, of which $13,000 was payable at period-end.


     The fund may invest in the T. Rowe Price Reserve Investment Fund and T. Rowe Price Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by Price Associates. The Reserve Funds are offered as cash management options only to mutual funds and other accounts managed by Price Associates and/or its affiliates, and are not available to the public. The Reserve Funds pay no investment management fees. Distributions from the Reserve Funds to the fund for the six months ended April 30, 2002, totaled $7,000 and are reflected as interest income in the accompanying Statement of Operations.



T. Rowe Price International Growth & Income Fund
--------------------------------------------------------------------------------


About the Fund's Directors and Officers


Your fund is governed by a Board of Directors that meets regularly to review investments, performance, expenses, and other business matters, and is responsible for protecting the interests of shareholders. The majority of the fund's directors are independent of T. Rowe Price Associates, Inc.; "inside" directors are officers of T. Rowe Price. The Board of Directors elects the fund's officers, who are listed in the final table. The business address of each director and officer is 100 East Pratt Street, Baltimore, MD 21202.


Independent Directors



Name
(Date of Birth)                 Principal Occupation(s) During Past 5 Years and
Year Elected*                   Other Directorships of Public Companies
--------------------------------------------------------------------------------

Calvin W. Burnett, Ph.D.        President, Coppin State College; Director,
(3/16/32)                       Provident Bank of Maryland
2001
--------------------------------------------------------------------------------

Anthony W. Deering              Director, Chairman of the Board, President, and
(1/28/45)                       Chief Executive Officer, The Rouse Company, real
1991                            estate developers
--------------------------------------------------------------------------------

Donald W. Dick, Jr.             Principal, EuroCapital Advisors, LLC, an
(1/27/43)                       acquisition and management advisory firm
1988
--------------------------------------------------------------------------------

David K. Fagin                  Director, Dayton Mining Corp. (6/98 to present),
(4/9/38)                        Golden Star Resources Ltd., and Canyon Resources
2001                            Corp. (5/00 to present); Chairman and President,
                                Nye Corp.
--------------------------------------------------------------------------------

F. Pierce Linaweaver            President, F. Pierce Linaweaver & Associates,
(8/22/34)                       Inc., consulting environmental and civil
2001                            engineers
--------------------------------------------------------------------------------

Hanne M. Merriman               Retail Business Consultant; Director, Ann Taylor
(11/16/41)                      Stores Corp., Ameren Corp., Finlay Enterprises,
2001                            Inc., The Rouse Company, and US Airways Group,
                                Inc.
--------------------------------------------------------------------------------

John G. Schreiber               Owner/President, Centaur Capital Partners, Inc.,
(10/21/46)                      a real estate investment company; Senior Advisor
2001                            and Partner, Blackstone Real Estate Advisors,
                                L.P.; Director, AMLI Residential Properties
                                Trust, Host Marriott Corp., and The Rouse
                                Company
--------------------------------------------------------------------------------

Hubert D. Vos                   Owner/President, Stonington Capital Corp., a
(8/2/33)                        private investment company
2001
--------------------------------------------------------------------------------

Paul M. Wythes                  Founding Partner, Sutter Hill Ventures, a
(6/23/33)                       venture capital limited partnership, providing
1996                            equity capital to young high-technology
                                companies throughout the United States;
                                Director, Teltone Corp.
--------------------------------------------------------------------------------
*Each independent director oversees 98 T. Rowe Price portfolios and serves until the election of a successor.



T. Rowe Price International Growth & Income Fund
--------------------------------------------------------------------------------

Inside Directors


Name
(Date of Birth)
Year Elected**
[Number of T. Rowe Price        Principal Occupation(s) During Past 5 Years and
Portfolios Overseen]            Other Directorships of Public Companies
--------------------------------------------------------------------------------

James S. Riepe                  Director and Managing Director, T. Rowe Price;
(6/25/43)                       Vice Chairman of the Board, Director, and
2002 [98]                       Managing Director, T. Rowe Price Group, Inc.;
                                Chairman of the Board and Director, T. Rowe
                                Price Investment Services, Inc., T. Rowe Price
                                Retirement Plan Services, Inc., and T. Rowe
                                Price Services, Inc.; Chairman of the Board,
                                Director, President, and Trust Officer, T. Rowe
                                Price Trust Company; Director, T. Rowe Price
                                International, Inc., and T. Rowe Price Global
                                Investment Services Limited; Vice President,
                                International Funds
--------------------------------------------------------------------------------

M. David Testa                  Chief Investment Officer, Director, and Managing
(4/22/44)                       Director, T. Rowe Price; Vice Chairman of the
1979 [98]                       Board, Chief Investment Officer, Director, and
                                Managing Director, T. Rowe Price Group, Inc.;
                                Director and Chairman of the Board, T. Rowe
                                Price Global Asset Management Limited; Vice
                                President and Director, T. Rowe Price Trust
                                Company; Director, T. Rowe Price Global
                                Investment Services Limited and T. Rowe Price
                                International, Inc.; Vice President,
                                International Funds
--------------------------------------------------------------------------------

Martin G. Wade                  Managing Director, T. Rowe Price; Director and
(2/16/43)                       Managing Director, T. Rowe Price Group, Inc.;
1982 [15]                       Chairman of the Board and Director, T. Rowe
                                Price Global Investment Services Limited and
                                T. Rowe Price International, Inc.; Director,
                                T. Rowe Price Global Asset Management Limited;
                                Chairman of the Board, International Funds
--------------------------------------------------------------------------------
**Each inside director serves until the election of a successor.



Officers



Name (Date of Birth)
Title and Fund(s) Served                Principal Occupation(s)
--------------------------------------------------------------------------------

Christopher D. Alderson (3/29/62)       Managing Director, T. Rowe Price and
Vice President, International Funds     T. Rowe Price Group, Inc.; Vice
                                        President, T. Rowe Price International,
                                        Inc.
--------------------------------------------------------------------------------

Mark C.J. Bickford-Smith (4/30/62)      Vice President, T. Rowe Price Group,
Vice President, International Funds     Inc., and T. Rowe Price International,
                                        Inc.
--------------------------------------------------------------------------------

Joseph A. Carrier (12/30/60)            Vice President, T. Rowe Price, T. Rowe
Treasurer, International Funds          Price Group, Inc., and T. Rowe Price
                                        Investment Services, Inc.
--------------------------------------------------------------------------------

Michael J. Conelius (6/16/64)           Vice President, T. Rowe Price, T. Rowe
Vice President, International Funds     Price Group, Inc., and T. Rowe Price
                                        International, Inc.
--------------------------------------------------------------------------------

Ann B. Cranmer (3/23/47)                Vice President, T. Rowe Price Group,
Assistant Vice President,               Inc., and T. Rowe Price International,
International Funds                     Inc.; Vice President and Secretary,
                                        T. Rowe Price Global Asset Management
                                        Limited and T. Rowe Price Global
                                        Investment Services Limited
--------------------------------------------------------------------------------

Frances Dydasco (5/8/66)                Vice President, T. Rowe Price Group,
Vice President, International Funds     Inc., and T. Rowe Price International,
                                        Inc.
--------------------------------------------------------------------------------

Mark J.T. Edwards (10/27/57)            Vice President, T. Rowe Price Group,
Vice President, International Funds     Inc., and T. Rowe Price International,
                                        Inc.
--------------------------------------------------------------------------------

Roger L. Fiery III (2/10/59)            Vice President, T. Rowe Price, T. Rowe
Assistant Vice President,               Price Group, Inc., and T. Rowe Price
International Funds                     International, Inc.
--------------------------------------------------------------------------------

John R. Ford (11/25/57)                 Managing Director, T. Rowe Price and
President, International Funds          T. Rowe Price Group, Inc.; Director,
                                        Chief Investment Officer, and Vice
                                        President, T. Rowe Price International,
                                        Inc.
--------------------------------------------------------------------------------

Henry H. Hopkins (12/23/42)             Managing Director, T. Rowe Price;
Vice President, International Funds     Director and Managing Director, T. Rowe
                                        Price Group, Inc.; Vice President,
                                        T. Rowe Price International, Inc., and
                                        T. Rowe Price Retirement Plan Services,
                                        Inc.; Vice President and Director,
                                        T. Rowe Price Investment Services, Inc.,
                                        T. Rowe Price Services, Inc., and
                                        T. Rowe Price Trust Co.
--------------------------------------------------------------------------------

Ian D. Kelson (8/16/56)                 Managing Director, T. Rowe Price and
Vice President, International Funds     T. Rowe Price Group, Inc.; formerly Head
                                        of Fixed Income for Morgan Grenfell/
                                        Deutsche Asset Management (to 2000)
--------------------------------------------------------------------------------

Patricia B. Lippert (1/12/53)           Assistant Vice President, T. Rowe Price
Secretary, International Funds          and T. Rowe Price Investment Services,
                                        Inc.
--------------------------------------------------------------------------------

Ian J. Macdonald (1/7/62)               Vice President, T. Rowe Price Group,
Vice President, International Funds     Inc., and T. Rowe Price International,
                                        Inc.
--------------------------------------------------------------------------------

David S. Middleton (1/18/56)            Vice President, T. Rowe Price, T. Rowe
Controller, International Funds         Price Group, Inc., and T. Rowe Price
                                        Trust Company
--------------------------------------------------------------------------------

George A. Murnaghan (5/1/56)            Managing Director, T. Rowe Price and
Vice President, International Funds     T. Rowe Price Group, Inc.; Vice
                                        President, T. Rowe Price International,
                                        Inc., T. Rowe Price Investment Services,
                                        Inc., and T. Rowe Price Trust Company
--------------------------------------------------------------------------------

Gonzalo Pangaro (11/27/68)              Vice President, T. Rowe Price Group,
Vice President, International Funds     Inc., and T. Rowe Price International,
                                        Inc.
--------------------------------------------------------------------------------

D. James Prey III (11/26/59)            Vice President, T. Rowe Price and
Vice President, International Funds     T. Rowe Price Group, Inc.
--------------------------------------------------------------------------------

Robert Revel-Chion (3/9/65)             Vice President, T. Rowe Price Group,
Vice President, International Funds     Inc., and T. Rowe Price International,
                                        Inc.
--------------------------------------------------------------------------------

Christopher J. Rothery (5/26/63)        Vice President, T. Rowe Price Group,
Vice President, International Funds     Inc., and T. Rowe Price International,
                                        Inc.
--------------------------------------------------------------------------------

James B.M. Seddon (6/17/64)             Vice President, T. Rowe Price Group,
Vice President, International Funds     Inc., and T. Rowe Price International,
                                        Inc.
--------------------------------------------------------------------------------

Robert W. Smith (4/11/61)               Managing Director, T. Rowe Price and
Vice President, International Funds     T. Rowe Price Group, Inc.; Vice
                                        President, T. Rowe Price International,
                                        Inc.
--------------------------------------------------------------------------------

Benedict R.F. Thomas (8/27/64)          Vice President, T. Rowe Price Group,
Vice President, International Funds     Inc., and T. Rowe Price International,
                                        Inc.
--------------------------------------------------------------------------------

Justin Thomson (1/14/68)                Vice President, T. Rowe Price Group,
Vice President, International Funds     Inc., and T. Rowe Price International,
                                        Inc.; formerly Portfolio Manager, G.T.
                                        Capital/Invesco (to 1998)
--------------------------------------------------------------------------------
David J.L. Warren (4/14/57)             Managing Director, T. Rowe Price and
Executive Vice President,               T. Rowe Price Group, Inc.; Director,
International Funds                     Chief Executive Officer, and President,
                                        T. Rowe Price International, Inc.;
                                        Director, T. Rowe Price Global Asset
                                        Management Limited
--------------------------------------------------------------------------------

William F. Wendler II (3/14/62)         Vice President, T. Rowe Price, T. Rowe
Vice President, International Funds     Price Group, Inc., and T. Rowe Price
                                        International, Inc.
--------------------------------------------------------------------------------

Richard T. Whitney (5/7/58)             Managing Director, T. Rowe Price and
Vice President, International Funds     T. Rowe Price Group, Inc.; Vice
                                        President, T. Rowe Price International,
                                        Inc., and T. Rowe Price Trust Company
--------------------------------------------------------------------------------

Edward A. Wiese, CFA (4/12/59)          Vice President, T. Rowe Price, T. Rowe
Vice President, International Funds     Price Group, Inc., and T. Rowe Price
                                        Trust Company; Director, Chief
                                        Investment Officer, and Vice President,
                                        T. Rowe Price Savings Bank
--------------------------------------------------------------------------------
Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least five years.



T. Rowe Price Mutual Funds
--------------------------------------------------------------------------------


STOCK FUNDS

Domestic

Blue Chip Growth*
Capital Appreciation
Capital Opportunity
Developing Technologies
Diversified Small-Cap Growth
Dividend Growth
Equity Income*
Equity Index 500
Extended Equity Market Index
Financial Services
Growth & Income
Growth Stock*
Health Sciences
Media & Telecommunications
Mid-Cap Growth*
Mid-Cap Value
New America Growth
New Era
New Horizons
Real Estate
Science & Technology*
Small-Cap Stock*
Small-Cap Value*!
Spectrum Growth
Tax-Efficient Growth
Tax-Efficient Multi-Cap Growth
Total Equity Market Index
Value*


BLENDED ASSET FUNDS

Balanced
Personal Strategy Balanced
Personal Strategy Growth
Personal Strategy Income
Tax-Efficient Balanced


BOND FUNDS

Domestic Taxable

Corporate Income
GNMA
High Yield*
New Income
Short-Term Bond
Spectrum Income
Summit GNMA
U.S. Bond Index
U.S. Treasury Intermediate
U.S. Treasury Long-Term


Domestic Tax-Free

California Tax-Free Bond
Florida Intermediate Tax-Free
Georgia Tax-Free Bond
Maryland Short-Term Tax-Free Bond
Maryland Tax-Free Bond
New Jersey Tax-Free Bond
New York Tax-Free Bond
Summit Municipal Income
Summit Municipal Intermediate
Tax-Free High Yield
Tax-Free Income
Tax-Free Intermediate Bond
Tax-Free Short-Intermediate
Virginia Tax-Free Bond


MONEY MARKET FUNDS!!

Taxable

Prime Reserve
Summit Cash Reserves
U.S. Treasury Money


Tax-Free

California Tax-Free Money
Maryland Tax-Free Money
New York Tax-Free Money
Summit Municipal Money Market
Tax-Exempt Money


INTERNATIONAL/GLOBAL FUNDS

Stock

Emerging Europe & Mediterranean
Emerging Markets Stock
European Stock
Global Stock
Global Technology
International Discovery!
International Equity Index
International Growth & Income
International Stock*
Japan
Latin America
New Asia
Spectrum International


Bond

Emerging Markets Bond
International Bond*

For more information about T. Rowe Price funds or services, please contact us directly at 1-800-225-5132.

* T. Rowe Price Advisor Class available for these funds. The T. Rowe Price Advisor Class is offered only through financial intermediaries. For more information about T. Rowe Price Advisor Class funds, contact your financial professional or T. Rowe Price at 1-877-804-2315.

!    Closed to new investors.

!! Investments in the funds are not insured or guaranteed by the FDIC or any other government agency. Although the funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the funds.

     Please call for a prospectus, which contains complete information, including risks, fees, and expenses. Read it carefully before investing.

T. Rowe Price Invest with Confidence (registered trademark)

T. Rowe Price Investment Services, Inc.
100 East Pratt Street
Baltimore, MD 21202


F127-051  4/30/02